Press Release

                         Dialysis Corporation of America
                                     Reports
                           Third Quarter 2007 Results

Linthicum, Maryland, Wednesday, November 7, 2007 - Dialysis Corporation of America (NASDAQ-DCAI) announced its financial results for the third quarter of 2007.

   * Operating revenues for the third quarter were $19,173,000 compared to $16,586,000 for the same period last year, a 16% increase.
   * Net income for the third quarter was $927,000 or $.10 per share ($.10 diluted per share) compared to $814,000 or $.09 per share ($.08 diluted per share) for the same period last year, a 14% increase.
   * Operating revenues for the first nine months of 2007 were $54,549,000 compared to $44,261,000 for the same period last year, a 23% increase.
   * Net income for the first nine months of 2007 was $2,064,000 or $.22 per share ($.21 diluted per share) compared to $1,929,000 or $.20 per share ($.20 diluted per share) for the same period last year, a 7% increase.

Stephen Everett, President and Chief Executive Officer, commented, "The quarter proved to be in line with our expectations and slightly ahead on a revenue per treatment basis, in spite of a small decrease in EPO usage on a per treatment basis. Simultaneously, our balance sheet is in great shape with both improved DSO and reduced borrowings. Our year over year planned increase in administrative costs was largely offset with decreases in new center start-up costs, and non-cash stock and option expenses. We are very pleased with our current position as we prepare to enter 2008. "

Financial results for the period included: (i) pre-tax costs associated with the opening of new centers of $82,000 for the third quarter of 2007 compared to $324,000 for the same period last year, and $400,000 for the first nine months of 2007 compared to $1,171,000 for the same period last year; and (ii) non-cash stock and option compensation expense of $53,000 for the third quarter of 2007 compared to $122,000 for the same period last year and $254,000 for the first nine months of 2007 compared to $293,000 for the same period last year.

Dialysis Corporation of America owns and operates freestanding kidney hemodialysis centers located in Georgia, Maryland, New Jersey, Ohio, Pennsylvania, South Carolina and Virginia, and provides in-hospital dialysis services on a contract basis to certain hospitals located in those states. The company provides patients with their choice of a full range of quality in-center, acute or at home hemodialysis services. The company has three new centers under development in Indiana, Ohio and South Carolina, and is engaged in negotiations for development of additional centers, as well as reviewing other potential growth opportunities.

This release contains forward-looking statements that are subject to risks and uncertainties that could affect the business and prospects of the company and cause actual results and plans to differ materially from those anticipated. Those factors include, but are not limited to, maintaining continued growth and profitability, delays beyond the company's control with respect to future business events, the highly competitive environment in the establishment and operation of dialysis centers, the ability to develop or acquire additional dialysis facilities, whether patient bases of the company's dialysis facilities can mature to provide profitability, the extensive regulation of dialysis operations, government rate determination for Medicare reimbursement, pricing pressure from private payors, and other risks detailed in the company's filings with the SEC, particularly as described in the company's annual report on Form 10-K for the fiscal year ended December 31, 2006. The historical results contained in this press release are not necessarily indicative of future performance of the company.

The company's press releases, corporate profile, corporate governance materials, quarterly and current reports, and other filings with the SEC are available on Dialysis Corporation of America's internet home page: http://www.dialysiscorporation.com.

CONTACT: For additional information, you may contact Stephen Everett, President and CEO of Dialysis Corporation of America, 1302 Concourse Drive, Suite 204, Linthicum, MD 21090; Telephone No. (410) 694-0500.

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

                  DIALYSIS CORPORATION OF AMERICA AND SUBSIDIARIES
                           CONSOLIDATED STATEMENTS OF INCOME
                                    (UNAUDITED)

                                   Three Months Ended           Nine Months Ended
                                               September 30,               September 30,
                                         -------------------------   -------------------------
                                             2007          2006          2007         2006
                                             ----          ----          ----         ----
Operating revenues:
  Sales
   Medical services revenue              $18,819,993   $16,280,763   $53,534,708   $43,219,316
   Product sales                             272,029       223,651       803,620       677,281
                                         -----------   -----------   -----------   -----------
          Total sales revenues            19,092,022    16,504,414    54,338,328    43,896,597
  Other income                                80,910        82,010       210,319       364,877
                                         -----------   -----------   -----------   -----------
                                          19,172,932    16,586,424    54,548,647    44,261,474
                                         -----------   -----------   -----------   -----------

Operating costs and expenses:
  Cost of sales
   Cost of medical services               11,167,118     9,895,768    32,463,826    26,385,709
   Cost of product sales                     162,990       144,635       488,695       420,246
                                         -----------   -----------   -----------   -----------
          Total cost of sales revenues    11,330,108    10,040,403    32,952,521    26,805,955

  Selling, general and
        administrative expenses
   Corporate                               2,130,059     1,676,894     5,671,979     4,696,022
   Facility                                2,715,047     2,329,274     8,307,960     6,517,481
                                         -----------   -----------   -----------   -----------
          Total                            4,845,106     4,006,168    13,979,939    11,213,503
  Stock compensation expense                  52,509       122,070       253,984       292,972
  Depreciation and amortization              672,873       618,169     1,963,835     1,704,177
  Provision for doubtful accounts            450,254       345,436     1,159,434       738,349
                                         -----------   -----------   -----------   -----------
                                          17,350,850    15,132,246    50,309,713    40,754,956
                                         -----------   -----------   -----------   -----------

Operating income                           1,822,082     1,454,178     4,238,934     3,506,518

Other (expense) income, net                  (46,770)      255,166       (83,978)      388,440
                                         -----------   -----------   -----------   -----------

Income before income taxes, minority and
   other equity interests and equity in
   affiliate earnings                      1,775,312     1,709,344     4,154,956     3,894,958

Income tax provision                         580,885       504,933     1,447,306     1,364,318


Income before minority and other equity
   interests and equity in affiliate
   earnings                                1,194,427     1,204,411     2,707,650     2,530,640

Minority and other equity interests in
   income of consolidated subsidiaries      (267,010)     (414,482)     (643,886)     (818,996)

Equity in affiliate earnings                     ---        24,459           ---       216,927
                                         -----------   -----------   -----------   -----------

          Net income                     $   927,417   $   814,388   $ 2,063,764   $ 1,928,571
                                         ===========   ===========   ===========   ===========

Earnings per share:

  Basic                                       $.10          $.09          $.22          $.20
                                              ====          ====          ====          ====
  Diluted                                     $.10          $.08          $.21          $.20
                                              ====          ====          ====          ====

Weighted average shares outstanding:

  Basic                                    9,573,596     9,549,079     9,572,656     9,460,570
                                           =========     =========     =========     =========
  Diluted                                  9,604,278     9,599,004     9,609,136     9,565,308
                                           =========     =========     =========     =========

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                  DIALYSIS CORPORATION OF AMERICA AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                                                    September 30,    December 31,
                                                                         2007           2006(A)
                                                                    ------------     ------------
                                                                     (Unaudited)
Assets
Current assets:
  Cash and cash equivalents                                          $ 4,256,819     $ 3,491,569
  Accounts receivable, less allowance of $2,380,000 at
    September 30, 2007; $2,512,000 at December 31, 2006               18,839,388      15,695,302
  Inventories, less allowance for obsolescence of
    $78,000 at September 30, 2007 and December 31, 2006                2,109,336       1,985,415
  Deferred income tax asset                                            1,105,000       1,105,000
  Prepaid expenses and other current assets                            2,982,418       3,178,788
  Prepaid and refundable income taxes                                    174,174         174,174
                                                                     -----------     -----------
          Total current assets                                        29,467,135      25,630,248
                                                                     -----------     -----------

Property and equipment:
  Land                                                                 1,333,191       1,338,191
  Buildings and improvements                                           5,705,642       6,128,626
  Machinery and equipment                                             13,086,893      12,056,713
  Leasehold improvements                                               9,116,985       7,921,149
                                                                     -----------     -----------
                                                                      29,242,711      27,444,679
  Less accumulated depreciation and amortization                      12,812,781      11,091,432
                                                                     -----------     -----------
                                                                      16,429,930      16,353,247
                                                                     -----------     -----------

Deferred income taxes                                                        ---         359,295
Goodwill                                                               8,386,599       6,681,160
Other assets                                                           1,039,787         831,776
                                                                     -----------     -----------
          Total other assets                                           9,426,386       7,872,231
                                                                     -----------     -----------
                                                                     $55,323,451     $49,855,726
                                                                     ===========     ===========

Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable                                                   $ 2,979,214     $ 1,998,125
  Accrued expenses                                                     6,126,458       5,744,348
  Income taxes payable                                                   140,557         660,092
  Current portion of long-term debt                                       56,000         130,000
                                                                     -----------     -----------
           Total current liabilities                                   9,302,229       8,532,565

Deferred income taxes                                                    542,138             ---
Long-term debt, less current portion                                   9,623,126       8,618,325
                                                                     -----------     -----------
          Total liabilities                                           19,467,493      17,150,890
                                                                     -----------     -----------

Minority interest in subsidiaries                                      4,892,600       3,643,347

Commitments and Contingencies

Stockholders' equity:
  Common stock, $.01 par value, authorized 20,000,000 shares:
    9,573,596 shares issued and outstanding at September 30, 2007;
    9,564,346 shares issued and outstanding at December 31, 2006          95,735          95,643
  Additional paid-in capital                                          15,567,219      15,729,206
  Retained earnings                                                   15,300,404      13,236,640
                                                                     -----------     -----------
          Total stockholders' equity                                  30,963,358      29,061,489
                                                                     -----------     -----------
                                                                     $55,323,451     $49,855,726
                                                                     ===========     ===========

(A) Reference is made to the company's Annual Report on Form 10-K for the year ended December 31, 2006 filed with the Securities and Exchange Commission in March, 2007.

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

                  DIALYSIS CORPORATION OF AMERICA AND SUBSIDIARIES

                             SUPPLEMENTAL OPERATING DATA

                                                 Nine Months Ended September, 30,
                                                 -------------------------------
                                                        2007         2006        Y/Y Change %
                                                        ----         ----        ------------
Operating data:
Treatments:
  Consolidated                                         178,372      148,607        20.0%
  Managed                                                8,290       11,669       -29.0%

Total treatments                                       186,662      160,276        16.5%

Patient revenue per treatment                          $300.13      $290.83         3.2%
Non-acquired growth data:
  Non-acquired treatment growth                           6%           9%
  Non-acquired revenue per treatment change               1%           7%
  Non-acquired patient revenue growth                     7%          16%

Key clinical metrics:

  Treatment adequacy (% of pts with Kt/V
    greater than 1.2)                                   95.00%       95.69%
  Anemia management (% of pts with Hgb
    greater than 11)                                    82.02%       80.43%
  Venous access (% of pts with AVF)                     49.83%       47.01%

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